Exhibit 99.2

Toyota Business Highlights Q2 FY2026 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for October 2025 came in at 15 . 3 M units, down from October 2024 at 16 . 0 M units . • Toyota U . S . reported October 2025 sales of 207 , 910 units, an increase of 11 . 8 % on a daily selling rate (DSR) basis and 11 . 8 % on a volume basis versus October 2024 . • Toyota division posted October 2025 sales of 178 , 240 units, an increase of 11 . 8 % on a DSR basis and 11 . 8 % on a volume basis versus October 2024 . • Lexus division posted October 2025 sales of 29 , 670 units, an increase of 11 . 7 % on a DSR basis and 11 . 7 % on a volume basis versus October 2024 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Oct-25 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2019 - October 2025 SAAR Toyota U.S. Sales 178,240 29,670 Toyota Division Lexus Division Toyota U.S. October 2025 Vehicle Sales Oct-25 Oct-24 Oct - 25 Oct - 24 RAV4 39,663 39,387 Camry 26,999 27,257 Tacoma 22,660 19,971 Corolla 21,351 17,954 Grand Highlander 12,860 667 Toyota U.S. October Vehicles Sales Toyota Division Top 5 Models* Oct-25 Oct-24 Oct-25 Oct-24 RX 9,572 10,512 NX 5,552 5,788 TX 5,100 433 ES 3,362 3,599 GX 3,287 3,047 Toyota U.S. October Vehicles Sales Lexus Division Top 5 Models* TMC Consolidated Financial Performance FY26 FY25 Sales Revenues ¥24,630,753 ¥23,282,450 Operating income 2,005,692 2,464,217 Net income 1,845,135 1,865,651 TMC Consolidated Balance Sheet FY26 FY25 Current assets ¥38,942,722 ¥34,365,661 Receivables related to financial services, non-current 23,199,276 20,909,301 Investments and other assets 19,403,012 19,716,518 Property, plant and equipment, net 16,029,868 14,177,816 Total assets ¥97,574,878 ¥89,169,296 Liabilities ¥59,117,924 ¥53,902,633 Shareholders' equity 38,456,954 35,266,663 Total liabilities and shareholders' equity ¥97,574,878 ¥89,169,296 Yen in billions Operating Income by Geographic Region FY26 FY25 Japan ¥1,117 ¥1,522 North America (68) 114 Europe 201 216 Asia 444 490 Other‡ 202 141 Elimination 109 (19) First Half First Half Yen in millions Production (units) FY26 FY25 Japan 2,007 1,893 North America 1,081 968 Europe 382 396 Asia 888 900 Other‡ 264 246 Sales (units) FY26 FY25 Japan 970 939 North America 1,533 1,348 Europe 573 547 Asia 853 905 Other‡ 854 819 First Half Units in thousands

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $605 million for the second quarter of fiscal 2026, compared to $429 million for the same period in fiscal 2025. The increase in net income for the second quarter of fiscal 2026, compared to the same period in fiscal 2025, was primarily due to a $166 million decrease in interest expense, a $91 million increase in total financing revenues, a $75 million decrease in provision for credit losses, and a $28 million increase in voluntary protection contract revenues and insurance earned premiums, partially offset by a $53 million increase in provision for income taxes, a $45 million increase in depreciation on operating leases, a $36 million increase in operating and administrative expenses, and a $32 million decrease in investment and other income, net. • We recorded a provision for credit losses of $131 million for the second quarter of fiscal 2026, compared to $206 million for the same period in fiscal 2025. The decrease in the provision for credit losses for the second quarter of fiscal 2026, compared to the same periods in fiscal 2025, was due to a decrease in the size in our retail loan portfolio as well as improvements in delinquencies and a decrease in charge - offs. • Our net charge - offs as a percentage of average finance receivables for the first half of fiscal 2026 decreased to 0.63 percent from 0.69 percent for the same period in fiscal 2025. Our average finance receivables loss severity per unit for the first half of fiscal 2026 decreased to $13,055 from $13,871 in the same period in fiscal 2025. The decrease in net charge - offs and loss severity per unit is primarily due to a refinement of purchasing and collection activities and a decrease in full term charge offs. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 1 billion to $ 17 . 8 billion during the quarter ended September 30 , 2025 , with an average outstanding balance of $ 17 . 5 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Toyota supercharged its multi - pathway approach to global vehicle electrification with the highly anticipated start of production at its all - new battery plant in Liberty, North Carolina. It is Toyota’s eleventh U.S. plant and the company’s first and only battery plant o uts ide of Japan. The nearly $14 billion facility will create up to 5,100 new American jobs. Building on its unwavering commitment to the U.S., Toyota announced an additional investment of up to $10 billion over the ne xt five years to support future mobility efforts. This will bring the company’s total U.S. investment to nearly $60 billion since beginning op era tions here nearly 70 years ago. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . U.S. dollars in millions Q2 FY 2026 Q2 FY 2025 TMCC Financial Performance $3,388 $3,297 Total financing revenues 795 566 Income before income taxes 605 429 Net Income 6.6x 7.1x Debt - to - Equity Ratio 55.4% 52.3% Q2 FY 2025 Q2 FY 2026 TMCC - Market Share 1 112 13 69 130 12 74 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q2 FY 2025 Q2 FY 2026 200 74 111 176 56 87 0 100 200 300 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q2 FY 2025 Q2 FY 2026 0.57% 0.69% 0.63% 0.00% 0.25% 0.50% 0.75% Q2 FY2024 Q2 FY 2025 Q2 FY 2026 Net Charge - offs as a Percentage of Average Finance Receivables 17.3 17.5 74.7 69.6 34.5 36.4 $0 $20 $40 $60 $80 $100 $120 $140 Q2 FY 2025 Q2 FY 2026 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper